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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                                September 8, 2005

                        (Date of earliest event reported)
                          ----------------------------

                                    a21, INC.
               (Exact name of registrant as specified in charter)

                                      Texas
         (State or other Jurisdiction of Incorporation or Organization)

             333-68213                                   74-2896910
      (Commission File Number)                          (IRS Employer
                                                     Identification No.)

                             7660 Centurion Parkway
                           Jacksonville, Florida 32256
              (Address of Principal Executive Offices and zip code)

                                  904-565-0066
                             (Registrant's telephone
                          number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities

      On September 8, 2005, a21, Inc. (OTCBB: ATWOE), a Texas corporation (the "Company"), entered into subscription agreements (the "Subscription Agreements") with each of Ahab International, Ltd. ("Ahab International"), Ahab Partners, L.P. ("Ahab Partners") and John L. Steffens ("Steffens," and together with Ahab International and Ahab Partners, the "Investors") whereby the Investors purchased an aggregate of 7,000,000 shares of the Company's common stock, par value $0.001 per share (the "Shares") at a purchase price of $.15 per share, or an aggregate purchase price of $1,050,000. The Shares were sold in reliance on the exemption from registration provided in Section 4(2) of the Securities Act of 1933, as amended. Pursuant to the Subscription Agreements, the Investors have piggyback registration rights with respect to the Shares.

Item 8.01 Other Events

      The Company has not yet filed with the Securities and Exchange Commission its Quarterly Report on Form 10-QSB for the period ended June 30, 2005. On August 25, 2005, the Company was listed as "delinquent" on the daily list published by the OTC Bulletin Board. If by September 22, 2005, the Company is not in compliance with its Securities and Exchange Commission reporting obligations, its shares of common stock may be removed from the OTC Bulletin Board. The Company intends to file its June 30, 2005 Quarterly Report prior to September 22, 2005 in order to maintain the quotation of its common stock on the OTC Bulletin Board; however, no assurances can be made that the Company will be able to do so.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       A21, INC.

Date:  September 14, 2005              By: /s/ Albert Pleus
                                           -------------------------------------
                                           Name:  Albert Pleus
                                           Title: Chief Executive Officer